UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 04, 2010 (Date of earliest event reported)
Mentor Graphics Corporation (Exact name of registrant as specified in its charter)

OR (State or other jurisdiction of incorporation)	0-13442 (Commission File Number)	930786033 (IRS Employer Identification Number)

8005 S. W. Boeckman Rd (Address of principal executive offices)		97070-7777 (Zip Code)
503-685-7000 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Attached as Exhibit 99.1 is a copy of a press release of Mentor Graphics Corporation dated March 4, 2010, announcing the Company's financial results for the fourth quarter and full year of fiscal year 2010 and the Company's outlook for the first quarter of fiscal year 2011, which is being furnished to the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Mentor Graphics Corporation dated March 04, 2010

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 04, 2010	MENTOR GRAPHICS CORPORATION By: /s/ Dean M. Freed Dean M. Freed Vice President and General Counsel

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Mentor Graphics Corporation dated March 04, 2010